Second Quarter 2009

Financial and Operating Results

For the period ended June 30, 2009

Conseco, Inc.

August 5, 2009

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,”
“may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-
looking statements include, among other things:  (i) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (ii)
our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (iii) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (iv) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (v) the receipt of required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vi) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (vii) changes in our assumptions related to the cost of policies produced or the value of policies in force at the effective date of our emergence from bankruptcy; (viii) the recoverability of our deferred tax asset and the effect of potential ownership changes and tax rate changes on its value; (ix) changes in accounting principles and the interpretation thereof; (x) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (xi) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xii) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xiii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xiv) our ability to complete the remediation of the material weakness in internal controls over our actuarial reporting process and to maintain effective controls over financial reporting; (xv) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xvi) our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the impact of rating downgrades on our business and our ability to access capital; (xvii) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xviii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xix) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-
looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):  operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of
Conseco’s website, www.conseco.com.

Q2 2009 Summary

CNO

Second consecutive profitable quarter

EBIT of $86.7 million, up 47% over Q2 2008

Continued profitability in all three insurance segments

Net income of $27.6 million

Core sales* of $91.8 million, down 1% from Q2 2008

Trailing four-quarter premium up 8% over a year ago

Agent recruitment continues to be strong

*Excludes PFFS.

Q2 2009 Summary

CNO

Net realized investment losses of $13.2 million

Total other-than-temporary impairment losses of $53.7 million

$36.6 million recorded in earnings

$17.1 million recorded in accumulated other comprehensive loss

Accumulated other comprehensive loss improved by $793.6
million, to $(1,046.9) million

Book value per share:

Excluding accumulated other comprehensive loss* rose to
$18.72 at 6/30/09 from $18.41 at 12/31/08

Including accumulated other comprehensive loss rose to $13.06 at 6/30/09 from $8.82 at 12/31/08

*See Appendix for corresponding GAAP measure.

Collected Premiums

CNO

Slight decline at Bankers
due to termination of
PFFS group quota share
contracts

Consistent growth at
Colonial Penn

Slight decline at CIG due
to focus on more
profitable business

BLC

($ millions)

CP

CIG

Collected Premiums-Trailing 4 Quarters

Q2 2008

$4,167.3

Q3 2008

$4,275.1

Q4 2008

$4,524.9

Q1 2009

$4,549.3

Q2 2009

$4,494.9

Bankers Life

Colonial Penn

Conseco Insurance Group

Corporate operations and interest expense

Income before net realized investment losses*

Net realized investment losses

Total

Q2 2009

Summary of Results

CNO

$63.3

11.0

21.2

(32.7)

$62.8

(13.2)

$49.6

Pre-Tax

After Tax

EPS

($ millions, except per-share amounts)

$40.8

(13.2)

$27.6

$0.22

(0.07)

$0.15

  *Management believes that an analysis of earnings before net realized investment gains (losses) and increases to our valuation allowance for deferred tax assets (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because such items are unrelated to the company’s continuing operations.

    The table above provides a reconciliation to the corresponding GAAP measure.

**See Appendix for a reconciliation to the corresponding GAAP measure.

**

Q2 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses), losses related to the transfer of Senior Health to an independent trust (included in Discontinued Operations) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and (2) items that are unrelated to the company’s continuing operations. The table above provides a reconciliation of EBIT to net income (loss).

($ millions)

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Bankers Life

$34.6

$67.8

$40.0

$44.7

$63.3

Colonial Penn

8.3

6.5

6.7

5.1

11.0

Conseco Insurance Group

32.3

34.2

31.5

31.2

21.2

Corporate operations, excluding interest expense

(16.2)

(3.7)

(0.1)

(8.7)

(8.8)

      Total EBIT*

59.0

104.8

78.1

72.3

86.7

Corporate interest expense

(16.1)

(15.8)

(17.5)

(13.7)

(23.9)

Gain on extinguishment of debt

0.0

0.0

21.2

0.0

0.0

Expenses related to debt modification

0.0

0.0

0.0

(9.5)

0.0

    Income before net realized investment losses, taxes and

      discontinued operations

42.9

89.0

81.8

49.1

62.8

Tax expense on period income

17.7

30.7

34.6

17.7

22.0

    Net operating income

25.2

58.3

47.2

31.4

40.8

Net realized investment losses

(17.4)

(84.2)

(88.0)

(6.9)

(13.2)

    Net income (loss) before valuation allowance for deferred

      tax assets and discontinued operations

7.8

(25.9)

(40.8)

24.5

27.6

Valuation allowance for deferred tax assets

(298.0)

0.0

(45.0)

0.0

0.0

Discontinued operations

(198.3)

(157.4)

(367.5)

0.0

0.0

    Net income (loss)

($488.5)

($183.3)

($453.3)

$24.5

$27.6

Q2 2008
1.9%
Q3 2008
4.3%
Q4 2008
5.3%
Q1 2009
6.0%
Q2 2009
6.9%

Q2 2008
3.8%
Q3 2008
4.3%
Q4 2008
5.3%
Q1 2009
6.0%
Q2 2009
6.9%

Operating ROE

CNO

Operating ROE*, Trailing 4 Quarters

Operating ROE (Before Annuity Coinsurance
Transaction)**, Trailing 4 Quarters

*Operating return excludes net realized
investment gains (losses), valuation allowance
related to deferred tax assets and discontinued
operations.  Equity excludes accumulated other
comprehensive income (loss) and the value of
net operating loss carryforwards, and assumes
conversion of preferred stock.  See Appendix for
corresponding GAAP measure.

**Operating return, as calculated and defined on
the left side of this page, but before a Q3 2007
charge related to an annuity coinsurance
transaction.  See Appendix for corresponding
GAAP measure.

Q2 2008
$0.13
Q3 2008
$0.31
Q4 2008
$0.26
Q1 2009
$0.17
Q2 2009
$0.22

Operating EPS*

CNO

*Operating earnings per share exclude net realized investment gains (losses), valuation allowance related to deferred tax assets and discontinued operations. See Appendix for corresponding GAAP measure.

**Represents the expected ratio of quarterly Operating EPS to annual Operating EPS, based on historical experience.

Seasonality of                                       Q2                     Q3                    Q4                     Q1                     Q2

Operating EPS**                      20-25%              23-28%            26-31%              17-22%             20-25%

Key Debt Covenants

CNO

  *Reflects impact of modification to the covenants which are applicable from March 31, 2009 through June 30,

   2010.  Effective with the third quarter of 2010, the covenant margins return to Q4 2008 levels.

**Excludes Accumulated Other Comprehensive Income (Loss).

($ millions)

Bank Covenant Debt/Capital Ratio**

Covenant Maximum

Actual

Interest Coverage

Covenant Minimum

Actual

Statutory Capital

Covenant Minimum

Actual

RBC Ratio

Covenant Minimum

Actual

Q2 2009

Covenant Margins as of 6/30/09*

Reduction to statutory capital and
surplus of approximately $242
million, or an increase to the risk-
based capital of approximately
$121 million.

Reduction to combined statutory
capital and surplus of
approximately $179 million.

Reduction in cash flows to the
holding company of
approximately $102 million.

Reduction to shareholders’ equity of
approximately $807 million or
additional debt of $389 million.

Q4 2008

30.0%

28.3%

2.00X

2.35X

$1,270

$1,366

250%

255%

Q1 2009

32.5%

27.9%

1.50X

3.07X

$1,100

$1,301

200%

230%

32.5%

27.0%

1.50X

3.31X

$1,100

$1,279

200%

247%

Liquidity Projection

For Remainder of 2009

CNO

($ millions)

Cash Balance 6/30/09

Sources

   Dividends

   Surplus Debenture Interest

   Management and Investment Fees

Total Sources

Uses

   Interest

   Debt Repayments:

      Senior Credit Facility

      Senior Health Note

Holding Company Expenses

Total Uses

Cash Balance 12/31/09

$78.9

$25.0

17.5

30.0

$72.5

$36.7

4.4

25.0

18.4

$84.5

$66.9

Q2 2008
271%
Q3 2008
257%
Q4 2008
255%
Q1 2009
230%
Q2 2009
247%

Consolidated RBC Ratio*

CNO

Q2 2009 positive impacts:

Mortgage Experience Adjustment
Factor relief (29 pts)

Statutory operating results (14 pts)

Q2 2009 negative impacts:

Credit rating migration (20 pts)

Net statutory capital losses (7 pts)

*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The

  RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.

Statutory Operating Income
Permitted Practice for
Deferred Tax Assets
Transfer of SHIP to Trust
Reinsurance Transactions
Capital Contributions,
net of Dividends
Consolidated Cash Flow
Testing Reserve Changes
Other, Including Changes in Covariance
Net Statutory Capital Losses
Mortgage Experience
Adjustment Factor
Bond Downgrades and Impairments

Consolidated RBC Ratio –

Changes Over Last Four Quarters

CNO

6/30/08

RBC

6/30/09

RBC

271%

247%

+39%

+11%

-9%

-38%

-59%

+7%

+9%

+5%

+9%

+2%

Reinsure inforce business – Wilton Re – pro forma +8 pts RBC

Reinsure new business (focus on Bankers)

Modified RGA agreement to increase Bankers LTC reinsurance to
70% on 2009 business

Manage investment portfolio to mitigate RBC impact of ratings migration

Terminate PFFS quota share agreements with Coventry at
12/31/09 – improves consolidated RBC by 5 pts in 2010

Limit Bankers branch expansion

Reduce direct marketing spending at Colonial Penn

Capital and

Risk Management Initiatives

CNO

Capital Structure

CNO

($ millions)

12/31/08

3/31/09

6/30/09

Credit Facility (10/2013)

$856.8

$853.4

$854.6

Revolving Credit Facility (6/2009)

55.0

55.0

0.0

6% Senior Note ($25 million/year beginning 11/2009)

125.0

125.0

125.0

3.5% Convertible Debentures (9/2010)

293.0

293.0

293.0

Unamortized Discount on Convertible Debentures

(18.3)

(15.9)

(13.3)

      Total Corporate Notes Payable

$1,311.5

$1,310.5

$1,259.3

Common Stock

$1.9

$1.9

$1.9

Additional Paid-in Capital

4,104.0

4,105.6

4,108.2

Accumulated Other Comprehensive Loss

(1,770.7)

(1,840.5)

(1,046.9)

Retained Earnings (Accumulated Deficit)

(705.2)

(675.8)

(648.2)

      Total Shareholders' Equity

$1,630.0

$1,591.2

$2,415.0

      Total Capital

$2,941.5

$2,901.7

$3,674.3

Earnings of $63.3 million, up 83% over Q2 2008:

Higher LTC margins (+$18 million)

Higher Medicare Supplement margins (+$7 million)

Lower benefit ratio

Improved persistency

Increase in COLI surrender value (+$4 million), plus death benefit recognized (+$3 million)

Continued strong core sales and record agent recruiting

23% increase in new agents YTD

Q2 Summary

Bankers

Q2 2008
$59.8
Q3 2008
$61.2
Q4 2008
$71.9
Q1 2009
$60.4
Q2 2009
$63.1

NAP Results

Core NAP up 6% vs Q2 2008

Strong sales of Annuities (+14%)
and Med Supp (+13%), partially
offset by lower sales of LTC (-8%)
and flat Life sales

PFFS:

Q2 2008 sales reflect chargebacks

YTD 2009 sales down 24% due to
changes in consumer preferences

Bankers

($ millions)

Quarterly Core NAP (Excludes PFFS)

NAP-Quarterly*:                                     $53.4                 $65.8                $72.8              $94.5               $69.4

PFFS NAP-Quarterly*:                      $(6.4)                $4.6                   $0.9              $34.1**              $6.3

*Excludes group business not sold by Bankers agents.

**Net of $7 million reserve for anticipated chargebacks related to sales still within their 90-day disenrollment period.

Continued growth in agent force

Average agent count YTD 5,183, up 11% vs. first six months of
2008

Coventry’s decision to exit PFFS for 2010 not expected to
disrupt distribution

During Q2 2009, announced strategic alliance with Humana to
begin selling their Medicare Advantage plans

Bankers agents have relationship with PFFS members; able to
offer these customers multiple solutions, including Med Supp

Q2 2009 Sales and

Distribution Results

Bankers

As previously announced, Coventry is exiting PFFS business effective
12/31/09

PFFS relationship terminates; affects approximately 55,000 Bankers-sold PFFS members, partially reinsured by Bankers

PDP relationship (distribution and reinsurance) remains unchanged

Entered distribution agreement with Humana

Humana well positioned to compete in evolving Medicare Advantage space with network-based Medicare Advantage plans in most markets

For 2010 enrollment, expecting Bankers agents to be able to offer Medicare
Advantage plans to approximately 95% of current PFFS members

Sales opportunity in 2010 to enroll existing PFFS members in either Humana
Medicare Advantage plans or Bankers Medicare Supplement plans

Fee-only arrangement, while expected to produce slightly lower earnings, reduces both earnings volatility and statutory capital requirements (+5 pts in consolidated
RBC ratio)

Medicare Advantage

Bankers

Annuity Sales

Annuity sales up 14% vs Q2 2008

SEC designation of indexed
annuities as securities (Rule 151A)
not expected to significantly impact
Bankers total annuity sales

Majority of Bankers branch offices
maintain one or more registered
reps to assist clients with portfolio
management and broker securities

Bankers

Indexed

Annuities

Annuities  – NAP*

Q2 2008

$15.6

Q3 2008

$19.4

Q4 2008

$24.4

Fixed

Annuities

($ millions)

*Calculated as 6% of annuity deposits.

Q1 2009

$18.2

$7.6

$8.0

$9.0

$10.4

$18.2

$6.2

$5.0

$13.2

$6.8

$11.0

Q2 2009

$17.8

Q2 2007
11.2%
Q3 2007
10.8%
Q4 2007
10.3%
Q1 2008
9.0%
Q2 2008
8.6%
Q3 2008
9.8%
Q4 2008
10.9%
Q1 2009
10.5%
Q2 2009
12.4%

Q2 2007
11.8%
Q3 2007
12.5%
Q4 2007
12.7%
Q1 2008
11.9%
Q2 2008
10.5%
Q3 2008
10.7%
Q4 2008
11.1%
Q1 2009
10.4%
Q2 2009
10.3%

Indexed Annuity surrenders
higher

Non-IA surrenders stable

Average account value:

IAs - $41,000

Non-IAs - $35,000

Over 89% of our annuities are
still in surrender charge period:

IAs – 95%

Non-IAs – 87%

Annuity Surrenders

Bankers

IA Surrenders

(annualized quarterly rate)

Non-IA Surrenders

(annualized quarterly rate)

Rate increases ahead of schedule (2008 round – policies
issued prior to 2002); expect to exceed original goals

Filed $102.5 million of rate increases = 100% of original goal

As of 6/30/09:

Approvals = $70.9 million, 100% of original goal

Projected financial impact = $53.2 million, 100% of original goal

Continued focus on claims management/underwriting

New products

LTC/Annuity Combo product launched in June 2009

LTC product revision in Q3 2009, with rates reflecting current claim experience and in line with target profit margins

LTC Update

Bankers

Q2 Earnings

Bankers

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 8.7%

($ millions)

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Insurance policy income

$543.4

$537.7

$531.8

$491.5

$497.6

Net investment income

135.2

138.3

155.4

142.2

163.6

Fee revenue and other income

2.1

3.1

4.2

1.4

1.6

    Total revenues

680.7

679.1

691.4

635.1

662.8

Insurance policy benefits

497.2

470.3

477.5

429.6

422.9

Amounts added to policyholder account balances

37.2

46.2

82.3

37.6

64.2

Amortization related to operations

66.6

53.5

39.7

75.6

63.1

Other operating costs and expenses

45.1

41.3

51.9

47.6

49.3

    Total benefits and expenses

646.1

611.3

651.4

590.4

599.5

    Income before net realized investment gains (losses),

      net of related amortization and income taxes

$34.6

$67.8

$40.0

$44.7

$63.3

Earnings of $11.0 million, up 33% over Q2 2008

Increase primarily driven by distributions from a terminated reinsurance pool (+$3 million)

Life sales of $10.6 million, down 27% from Q2 2008

Consistent with cost reductions undertaken earlier this year as part of our capital management efforts

YTD marketing costs associated with lead-based advertising and related fulfillment costs were reduced by $9.3 million (38%)

YTD campaign productivity remains strong

Q2 Summary

Colonial Penn

Q2 Earnings

Colonial Penn

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 14.1%

($ millions)

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Insurance policy income

$47.5

$46.4

$46.5

$47.1

$52.7

Net investment income

10.1

10.1

10.2

9.8

9.8

Fee revenue and other income

0.5

0.5

0.5

0.2

0.2

    Total revenues

58.1

57.0

57.2

57.1

62.7

Insurance policy benefits

35.5

33.9

33.8

36.1

36.0

Amounts added to policyholder account balances

0.3

0.3

0.3

0.3

0.2

Amortization related to operations

7.4

9.2

8.0

8.4

8.0

Other operating costs and expenses

6.6

7.1

8.4

7.2

7.5

    Total benefits and expenses

49.8

50.5

50.5

52.0

51.7

    Income (loss) before net realized investment

      gains (losses) and income taxes, net of

      related amortization

$8.3

$6.5

$6.7

$5.1

$11.0

Earnings of $21.2 million, down 34% vs Q2 2008:

Lower Annuity results due to higher surrenders (-$10 million)

Lower LTC margins (-$4 million)

Lower Specified Disease margins (-$2 million)

Partially offset by higher Life margins due to favorable mortality
(+$7 million)

Continued strong sales growth in Specified Disease products
and strong agent recruiting

Q2 Summary

CIG

$1.0
$0.8
$3.4
$1.3
$1.3
$1.3
$12.4
$14.7
Life
Annuities
Medicare Supplement
Specified Disease

CIG

($ millions)

Specified Disease sales up 18% over Q2 2008

Worksite sales continue strong momentum,
up 13% YTD

Strong recruiting results, with 126 new
recruits for PMA and 502 for CIG Sales

Decrease in Annuity sales, consistent with
CIG’s re-focus

Q2 2008

Q2 2009

Q2 2009 Sales and

Distribution Results

Q2 2007
5.8%
Q3 2007
7.7%
Q4 2007
7.4%
Q1 2008
11.0%
Q2 2008
18.3%
Q3 2008
11.4%
Q4 2008
19.4%
Q1 2009
44.4%
Q2 2009
38.6%

Q2 2007
11.1%
Q3 2007
20.5%
Q4 2007
19.0%
Q1 2008
12.7%
Q2 2008
13.2%
Q3 2008
14.0%
Q4 2008
12.5%
Q1 2009
11.6%
Q2 2009
12.4%

IA surrenders slightly down from Q1
2009, but up significantly over 2008
due to market value adjustment
feature included in some products

Non-IA surrenders stable

Average account value:*

IAs - $44,700

Non-IAs - $20,500

65% of our annuities are still in
surrender charge period:*

IAs – 99%

Non-IAs – 34%

Annuity Surrenders

CIG

IA Surrenders

(annualized quarterly rate)

Non-IA Surrenders

(annualized quarterly rate)

*Statistics based on account value and GAAP reserves.

Q2 Earnings

CIG

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 2.2%

($ millions)

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Insurance policy income

$239.1

$237.7

$238.4

$244.2

$241.0

Net investment income

138.7

134.0

143.7

134.3

141.1

Fee revenue and other income

0.5

0.1

0.3

0.7

0.4

    Total revenues

378.3

371.8

382.4

379.2

382.5

Insurance policy benefits

208.6

203.6

199.6

214.1

215.1

Amounts added to policyholder account balances

37.1

42.7

38.4

35.8

42.7

Amortization related to operations

31.2

24.9

36.3

36.8

33.8

Interest expense on investment borrowings

5.5

5.6

5.5

5.2

5.2

Other operating costs and expenses

63.6

60.8

71.1

56.1

64.5

    Total benefits and expenses

346.0

337.6

350.9

348.0

361.3

    Income before net realized investment gains (losses),

      net of related amortization and income taxes, excluding

      costs related to the litigation settlement and the loss

      related to an annuity coinsurance transaction

$32.3

$34.2

$31.5

$31.2

$21.2

Q2 2009
Net Realized Losses

CNO

Gains on sales

Losses on sales

Losses due to recognition of other-

      than-temporary impairments

Amortization adjustment to insurance

      intangibles

  Net investment losses before tax

Tax benefit

Increase to tax valuation allowance

  Net investment losses after tax

($ millions)

-

-

$(17.1)

1.9

  (15.2)

(5.4)

-

  $(9.8)

$83.6

(63.3)

(53.7)

5.0

  (28.4)

(10.0)

4.6

  $(23.0)

$83.6

(63.3)

(36.6)

3.1

  (13.2)

(4.6)

4.6

  $(13.2)

Gross

Amounts

Amount Recognized
through Accumulated
Other Comprehensive
Income

Amount Recognized
through Net Income

Q2 2009 Downgrades from Investment
Grade to Below Investment Grade

CNO

IG Corporates

Financials

Alt-A

Prime Jumbo

Other

Total

($ millions)

$98.6

81.7

13.2

176.6

46.6

$416.7

7

6

1

8

2

24

(0.9%)

(0.8%)

(0.1%)

(5.4%)

(2.3%)

(9.5%)

Type

Statutory Book
Value

# Issues

Effect of
Downgrades on

RBC Ratio*

*Includes estimated effect of covariance and tax.

Q2 2009
Impairment Losses

CNO

Below-Investment Grade Corporates

Financials*

Subprime

Alt-A

CMBS

Commercial Mortgages

Other

Total

($ millions)

Gross

Amounts

Amount Recognized
through Accumulated
Other Comprehensive
Income

Amount Recognized
through Net Income

*Includes $13.8 million of writedowns on CIT Group investment.  Remaining market value was

  $8.9 million.

$1.9

17.3

6.7

9.3

1.7

14.8

2.0

$53.7

$0.0

0.0

6.0

8.2

1.6

0.0

1.3

$17.1

$1.9

17.3

0.7

1.1

0.1

14.8

0.7

$36.6

Investment Quality:

Fixed Maturities*

CNO

Investment-grade bonds at
91%, unchanged from 3/31/09:

Sales of below investment-
grade bonds offset the
negative impact of credit
cycle-related ratings migration

Actively Managed Fixed Maturities by Rating at
6/30/09 (Market Value)

6/30/09

91%

3/31/09

91%

12/31/08

92%

9/30/08

93%

6/30/08

93%

% of Bonds which are Investment Grade:

*Excludes investments from a variable interest entity which we consolidate under GAAP (the related liabilities are non-recourse to Conseco).

AAA

14%

AA

6%

A

31%

BBB

40%

<BBB

9%

$11,786
$12,609
$1,669
$2,003
$1,791
$2,094
$1,089
$1,321
$677
$896
$105
$131
$613
$662
$220
$318
$655
$653
$1,678
$1,687
IG Corporates
CMOs
Mortgage Loans
HY Corporates
CMBS
Non-Traditional
Municipals
ABS
Govts/Agency
Equity, Cash & Other

Asset Allocation at 6/30/09*

MTM reflects generally tighter spreads
during Q2 2009

CNO

($ millions)

*Excludes investments from a variable interest entity which we consolidate under GAAP (the related liabilities are non-recourse to Conseco).

Alt-A at 6/30/09

CNO

AAA

AA

A

BBB

<BBB

Total

$7.0

$45.8

$6.7

$0.9

$139.2

$199.6

$8.8

$55.5

$10.0

$4.2

$232.3

$310.8

3.5%

23.0%

3.3%

0.4%

69.8%

100.00%

0.03%

0.23%

0.03%

0.00%

0.69%

0.98%

Market

Value (mil.)

Book

Value (mil.)

% of

Alt-A*

% of

Portfolio*

Rating

Allocation reduced by 36% (book value) from 12/31/08 to 6/30/09

No exposure to “affordability products” – option ARMs, hybrid, neg-ams

While delinquencies are higher than anticipated, collateral performing materially better than overall Alt-A market in terms of delinquency and average accumulated loss

Adequate credit support inherent in structures relative to expected cumulative losses

691

729

691

694

712

714

Avg.
FICO

12.8%

8.9%

11.8%

18.7%

6.8%

7.7%

Avg.

Support

10.5%

6.7%

13.3%

11.1%

11.5%

10.4%

Avg. 60+

Delinq.

*% of market value

($ millions)

0.07%

0.41%

0.77%

4.02%

1.08%

0.89%

Avg. Accum.

Loss

Sub-Prime ABS at 6/30/09

CNO

AAA

AA

A

BBB

<BBB

Total

$15.6

$7.6

$5.2

$6.8

$3.5

$38.7

$21.9

$13.7

$17.2

$13.3

$9.3

$75.4

40.3%

19.6%

13.4%

17.5%

9.2%

100.0%

0.08%

0.04%

0.03%

0.03%

0.02%

0.20%

Market

Value (mil.)

Book

Value (mil.)

% of

Subprime*

% of

Portfolio*

Rating

Only $23 million (book value) rated BBB or lower (0.05% of invested assets)

No exposure to “affordability products” – negative amortization, option ARM collateral, etc.

While delinquencies have increased, consistent with market conditions, portfolio generally reflects satisfactory margin for adverse collateral performance

633

632

662

684

652

651

Avg.
FICO

34.6%

23.5%

21.8%

23.3%

20.4%

25.9%

Avg.

Support

16.2%

13.4%

9.9%

7.6%

30.1%

14.5%

Avg. 60+

Delinq.

*% of market value

($ millions)

2009
4.8%
2007
2006
Pre-2004
32.9%
2005
29.2%
2004

CMBS by Vintage at 6/30/09

Our CMBS exposure is heavily weighted toward securities with high ratings and seasoned vintages with relatively stronger
qualitative characteristics

CNO

(GAAP book value - $ millions)

$206.6

$153.2

$150.2

$0.0

$47.1

$43.0

$600.1

$540.2

$34.2

$3.0

$2.2

$14.7

$0.0

$0.0

$54.1

$35.7

$42.3

$16.5

$31.9

$15.7

$0.0

$0.0

$106.4

$53.7

$12.0

$19.6

$75.1

$4.3

$0.0

$0.0

$111.0

$27.6

$0.0

$0.0

$1.9

$22.4

$0.0

$0.0

$24.3

$19.3

Pre-2004

2004

2005

2006

2007

2009

Total BV

Total MV

AAA

AA

A

BBB

<BBB

CMBS at 6/30/09

CNO

AAA

AA

A

BBB

<BBB

Total

$540.2

$35.7

$53.7

$27.6

$19.3

$676.5

$600.1

$54.1

$106.4

$111.0

$24.3

$895.9

79.9%

5.3%

7.9%

4.1%

2.8%

100.0%

2.71%

0.13%

0.27%

0.14%

0.09%

3.34%

Market

Value (mil.)

Book

Value (mil.)

% of

CMBS*

% of

Portfolio*

Rating

Collateral performing materially better than overall CMBS market in terms of delinquency and cumulative loss

Substantial credit support inherent in structures relative to expected cumulative losses

27.3%

26.0%

6.9%

6.3%

4.8%

24.1%

Avg.

Support

1.2%

0.4%

0.9%

0.9%

0.0%

1.1%

Avg. 60+

Del. & FCR

*% of market value

($ millions)

0.41%

0.09%

0.11%

0.05%

0.00%

0.35%

Avg. Cum.

Loss

Indus.
4.3%
Hotel
6.0%
Other
13.5%
Office
28.4%
Retail
33.1%
Multi-Family
14.7%

CMBS by Collateral Type at 6/30/09

Our CMBS are backed by a diverse pool of underlying collateral –
$87 billion, from more than 7,900 commercial mortgage loans

CNO

2009
0.4%
2008
15.9%
2007
19.8%
2006
22.0%
2005
11.9%
2004 and Before
30.0%

Indus.
14.6%
Other
0.8%
Retail
41.5%
Multi-Family
5.1%
Office
38.0%

- 
- 
-

Commercial Mortgage Loans

at 6/30/09

By Vintage

CNO

By Property Type

LTV of approximately 64%

Debt Service Coverage Ratio relatively stable at underwritten levels of approximately 1.45

Emphasis on reducing overall allocation via prepayments, etc.

CNO Summary

Second consecutive quarter of net income

Seasonality has historically produced stronger earnings in second half of year

Core sales continue to improve in declining market

Capital and risk management remain our top priorities

Convertible debentures due September 2010

Continue to evaluate reinsurance opportunities

Manage investments in effort to mitigate impact on RBC

CNO

Questions and Answers

Appendix

Q2 2008
$21.84
Q3 2008
$20.86
Q4 2008
$18.41
Q1 2009
$18.57
Q2 2009
$18.72

Book Value Per Share*

CNO

*Book value excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.

Increase from Q1 2009 due to
Q2 2009 net income

Q2 2008
$311.9
Q3 2008
$312.8
Q4 2008
$319.8
Q1 2009
$308.6
Q2 2009
$308.0

Net Investment Income

CNO

($ millions)

Decreases in 2009 primarily
due to increase in cash and
short-term investment balances
compared to prior periods

General Account Investment Income

5.65%

5.67%

5.93%

5.91%

5.82%

Yield:

Q2 2008
$95.8
Q3 2008
$94.0
Q4 2008
$99.2
Q1 2009
$94.4
Q2 2009
$99.7

Expenses

CNO

($ millions)

Adjusted Operating Expenses*

*Adjusted operating expenses exclude primarily acquisition costs, capitalization of software development costs, initial PFFS marketing costs and contractual vacancy charges related to exiting the Merchandise Mart in Chicago.  This measure is used by the Company to evaluate its progress in reducing operating expenses.
Expenses have been restated for all periods to reflect the SHIP separation.

Approximately $20 million in savings
from back-office consolidation
realized in 2007 and 2008; remaining
$5 million expected in 2009

Q4 2008 reflects increased
investment in business growth at
Bankers

Q2 2009 reflects the impact of
business growth, additional
consulting expense, and the timing of
insurance and premium tax
payments

Q2 2008
$34.6
Q3 2008
$67.8
Q4 2008
$40.0
Q1 2009
$44.7
Q2 2009
$63.3

Segment Performance

Bankers

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Earnings up 83% vs Q2 2008

Earnings positively affected by:

Higher LTC margins

Higher Life margins

Higher Med Supp margins

Offset by:

FAS 133 accounting

PTOI-Trailing 4 Quarters:              $189.5            $189.8            $171.5          $187.1            $215.8

Revenues-Quarterly:                         $680.7             $679.1            $691.4           $635.1           $662.8

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:           $2,537.0      $2,594.5       $2,679.1       $2,686.3     $2,668.4

($ millions)

Q2 2008
$19.4
Q3 2008
$19.8
Q4 2008
$23.0
Q1 2009
$19.7
Q2 2009
$21.1

Premiums –

Medicare Supplement

Bankers

($ millions)

First-year premiums up 9%
vs Q2 2008

Medicare Supplement  – First-Year Premiums

Med. Supp. First-Year Prems.-Tr. 4 Qtrs:               $78.8               $79.3             $81.3              $81.9              $83.6

Med. Supp. Total Premiums-Quarterly:                   $150.6           $153.8          $172.3            $155.8          $155.2

Med. Supp. NAP-Quarterly:                                               $17.0                  $16.6             $27.9              $18.4               $19.2

Med. Supp. NAP-Trailing 4 Quarters:                         $73.2                $73.7            $78.6               $79.9              $82.1

Q2 2008
$10.6
Q3 2008
$10.8
Q4 2008
$10.3
(Net)
$4.2
(Net)
$4.7

Premiums –

Long-Term Care

Bankers

($ millions)

Quarterly first-year premium
declines due to new business
reinsurance

NAP decline attributable to three
main factors:

Overall industry sales decline

Agent force shift toward other products

Tightened underwriting

First-Year Prems.-Tr. 4 Qtrs:         $44.8             $43.9               $42.7               $35.9            $30.0

Total Premiums-Quarterly:            $155.2           $154.8           $159.1            $145.9         $151.9

Long-Term Care  – First-Year Premiums*

NAP-Quarterly:                                        $10.7                $11.4                 $7.9                 $7.5                $9.8

NAP-Trailing 4 Quarters:                 $42.6                $42.3              $39.4              $37.5             $36.6

*Includes $4.4 million in both Q1 2009 and Q2 2009 of premiums ceded under new business reinsurance agreement.

Q2 2009

(Direct)

$9.1

Q1 2009

(Direct)

$8.6

Premiums –

Life Insurance

Bankers

($ millions)

Fluctuations in first-year
premiums primarily reflect
variance in sales of single-
premium policies

Non-SPWL premiums down
11% vs Q2 2008

First-Year Prems.-Tr. 4 Qtrs:              $83.5               $81.8              $80.7               $79.0            $75.9

Total Premiums-Quarterly:                   $53.8                $51.9              $55.7               $48.9            $55.3

Life – First-Year Premiums

NAP-Quarterly:                                             $15.7                  $13.1                $11.4            $12.6              $15.6

NAP-Trailing 4 Quarters:                       $54.3                $53.6              $51.9            $52.8              $52.7

Q2 2008

$22.5

SPWL

Non-

SPWL

$9.4

$13.1

$7.5

$12.0

Q3 2008

$19.5

Q4 2008

$20.2

$8.2

$12.0

Q1 2009

$16.8

$6.2

$10.6

Q2 2009

$19.4

$7.8

$11.6

Q2 2008
$260.1
Q3 2008
$322.4
Q4 2008
$410.5
Q1 2009
$301.1
Q2 2009
$274.7

Premiums –

Annuity

Bankers

($ millions)

Annuity first-year premiums
up 6% over Q2 2008

First-Year Prems.-Tr. 4 Qtrs:            $959.4       $1,031.3      $1,220.6      $1,294.1     $1,308.7

Total Premiums-Quarterly:                 $261.1           $323.1           $411.2           $302.1           $275.4

Annuity – First-Year Premiums

Q2 2008
95.2 %
Q3 2008
80.9%
Q4 2008
84.6 %
Q1 2009
95.5 %
Q2 2009
97.1 %

Benefit Ratio* – PDP

Bankers

Up 2% vs Q2 2008

Impacted by true-up to
previous quarter estimate

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q2 2008
96.1%
Q3 2008
98.1%
Q4 2008
107.5%
Q1 2009
96.2%
Q2 2009
95.5%

Benefit Ratio* –

PFFS Individual Business

Bankers

Q2 2009 vs Q2 2008
comparison impacted by prior-
year IBNR strengthening

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q2 2008
81.4%
Q3 2008
68.1%
Q4 2008
67.4%
Q1 2009
68.6%
Q2 2009
66.4%

Interest-Adjusted Benefit Ratio* –

Long Term Care

Bankers

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Q2 2009 positively impacted by
continued stabilization of incurred
claims and excess terminations

Completed Round Three re-rates on
legacy block; expect $50 million
annual financial impact

Began implementation of premium
re-rates (Round Two) in Q3 2007 on
more recent business not previously
re-rated; expect additional $10
million in in-force premium

Trailing 4 Quarter Avg.:      76.7%            74.9%          74.0%           71.4%           67.6%

Qtrly. non-int. adjusted:     114.7%         102.1%       102.2%      105.1%       103.2%

Q2 2008
$8.3
Q3 2008
$6.5
Q4 2008
$6.7
Q1 2009
$5.1
Q2 2009
$11.0

Segment Performance

Colonial Penn

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q2 2008 to Q2 2009 change affected by:

$3 million reinsurance termination

Q1 2009 to Q2 2009 change affected by:

$3 million reinsurance termination

Favorable mortality rates on core life

Lower amortization costs due to
favorable mortality rates

PTOI-Trailing 4 Quarters:                $18.8               $18.3                $25.2              $26.6              $29.3

Revenues-Quarterly:                           $58.1                $57.0                $57.2              $57.1              $62.7

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $198.4           $213.3           $226.2            $229.4           $234.0

($ millions)

Q2 2008
$8.9
Q3 2008
$8.8
Q4 2008
$8.9
Q1 2009
$9.2
Q2 2009
$8.4

Premiums –

Life Insurance

Colonial Penn

($ millions)

NAP:

Trailing 4 quarters relatively flat

2009 levels consistent with capital
management efforts

Premium:

Recent sales growth reflected in
premium development

First-Year Prems.-Tr. 4 Qtrs:         $32.3             $33.7               $35.0               $35.8            $35.3

Total Premiums-Quarterly:             $43.8               $43.6                $43.8              $47.0            $45.8

Life – First-Year Premiums

NAP-Quarterly:                                         $14.5                $12.1              $10.8              $12.3             $10.6

NAP-Trailing 4 Quarters:                   $47.9              $48.6              $50.1              $49.7             $45.8

Q2 2008
$32.3
Q3 2008
$34.2
Q4 2008
$31.6
Q1 2009
$31.2
Q2 2009
$21.2

Segment Performance

CIG

*Operating earnings exclude: (1) net realized gains (losses); (2) the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; and (3) the Q3
2007 charge related to an annuity coinsurance transaction.  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Lower Specified Disease margin due to higher
incurred claims

Lower Medicare Supplement margin driven by lower
premium

Lower LTC margin due to higher home health care
costs

Unlocking adjustment negatively impacting Indexed
Annuity block due to excess terminations

Partially offset by:

Higher Life margin as universal life block emerges from loss recognition

Favorable universal life mortality

PTOI-Trailing 4 Quarters:                      $82.6                $99.4             $121.3           $129.2         $109.1

Revenues-Quarterly:                               $378.3              $371.8           $382.4            $379.2         $382.5

Pre-Tax Operating Income*

Revenues-Tr. 4 Quarters:                 $1,576.2         $1,511.3      $1,513.1       $1,511.7    $1,515.9

($ millions)

Q2 2008
$2.3
Q3 2008
$2.1
Q4 2008
$2.4
Q1 2009
$1.5
Q2 2009
$1.9

Premiums -

Medicare Supplement

CIG

($ millions)

NAP lower vs Q2 2008:

Continue to focus on the sale of
profitable product lines, rather
than increasing overall sales

First-Year Prems.-Tr. 4 Qtrs:     $12.7             $10.6                $9.6               $8.3                 $7.9

Total Premiums-Quarterly:          $49.6              $48.5              $52.6            $42.8              $44.4

Medicare Supplement  – First-Year Premiums

NAP-Quarterly:                                     $1.3                    $1.8                  $3.5               $1.7                 $1.3

NAP-Trailing 4 Quarters:               $9.0                 $8.9                  $8.9               $8.3                 $8.3

Q2 2008
$9.8
Q3 2008
$9.1
Q4 2008
$10.5
Q1 2009
$10.2
Q2 2009
$11.1

Premiums –

Specified Disease

CIG

($ millions)

NAP up 18% from Q2 2008:

Increased PMA focus on
Specified Disease products

Increased recruitment of Health
IMOs

Momentum increasing in
Worksite market

First-Year Prems.-Tr. 4 Qtrs:         $35.6            $37.6             $39.4                $40.2            $41.5

Total Premiums-Quarterly:             $92.5             $92.3              $95.6               $93.0            $95.1

Specified Disease  – First-Year Premiums

NAP-Quarterly:                                        $12.4                $12.8              $12.0              $11.5             $14.7

NAP-Trailing 4 Quarters:                 $43.6              $46.1              $46.8              $48.7             $51.0

Q2 2008
$34.4
Q3 2008
$25.1
Q4 2008
$21.2
Q1 2009
$17.8
Q2 2009
$20.6

Premiums –

Annuity

CIG

($ millions)

First-year collections down
40% from Q2 2009:

Discontinuance of products due
to an annuity coinsurance
transaction

Focus on profitable products
(i.e., Specified Disease)

First-Year Prems.-Tr. 4 Qtrs:       $203.4           $155.3         $119.9             $98.5              $84.7

Total Premiums-Quarterly:             $37.1               $27.4            $23.7               $19.5              $22.3

Annuity – First-Year Premiums

Q2 2008
71.9%
Q3 2008
73.0%
Q4 2008
62.8%
Q1 2009
67.3%
Q2 2009
71.2%

Benefit Ratio* –

Medicare Supplement

CIG

In line with expectations and
recent trends

Stable persistency

Trailing 4 Quarter Avg.:      68.0%            69.1%          68.4%             68.8%           68.6%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q2 2008
46.7 %
Q3 2008
48.5 %
Q4 2008
30.1 %
Q1 2009
42.2 %
Q2 2009
49.7 %

Interest-Adjusted Benefit Ratio* –

Specified Disease

CIG

Trailing 4 Quarter Avg.:      47.6%          47.4%            43.3%           41.8%           42.6%

Qtrly. non-int. adjusted:      80.4%          82.6%            63.8%           76.0%           83.3%

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Q4 2008 included recognition of
deferred ROP adjustment related
to prior periods

Q2 2009 recognized higher
incurred claims

Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of Conseco’s website,
www.conseco.com.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continuing operations.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts):

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Net income (loss) applicable to common stock

(488.5)

$

(183.3)

$

(453.3)

$

24.5

$

27.6

$

Net realized investment losses, net of related amortization and taxes

17.4

84.2

88.0

6.9

13.2

Discontinued operations

198.3

157.4

367.5

-

-

Valuation allowance for deferred tax assets

298.0

-

45.0

-

-

Net operating income (a non-GAAP financial measure)

25.2

$

58.3

$

47.2

$

31.4

$

40.8

$

Per diluted share:

Net income (loss)

(2.65)

$

(0.99)

$

(2.45)

$

0.13

$

0.15

$

Net realized investment losses, net of related amortization and taxes

0.09

0.45

0.48

0.04

0.07

Discontinued operations

1.08

0.85

1.99

-

-

Valuation allowance for deferred tax assets

1.61

-

0.24

-

-

Net operating income (a non-GAAP financial measure)

0.13

$

0.31

$

0.26

$

0.17

$

0.22

$

Information Related to Certain Non-GAAP Financial Measures

Book value, excluding accumulated other comprehensive income, per share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation from book value per share to book value per share, excluding accumulated other comprehensive income (loss) is as follows
(dollars in millions, except per share amounts):

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Total shareholders' equity

3,395.7

$

2,716.3

$

1,630.0

$

1,591.2

$

2,415.0

$

Less accumulated other comprehensive income (loss)

(639.2)

(1,137.7)

(1,770.7)

(1,840.5)

(1,046.9)

Total shareholders' equity excluding

accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

4,034.9

$

3,854.0

$

3,400.7

$

3,431.7

$

3,461.9

$

Diluted shares outstanding for the period

184,725,949

184,725,949

184,753,758

184,758,758

184,886,216

Book value per share

18.38

$

14.70

$

8.82

$

8.61

$

13.06

$

Less accumulated other comprehensive income (loss)

(3.46)

(6.16)

(9.59)

(9.96)

(5.66)

Book value, excluding accumulated other

comprehensive income (loss), per share

(a non-GAAP financial measure)

21.84

$

20.86

$

18.41

$

18.57

$

18.72

$

Information Related to Certain Non-GAAP Financial Measures

Operating return measures

Management believes that an analysis of return before net realized gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the
Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets are unrelated to the
Company’s continued operations.

This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss).  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets).  In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid).  Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period.  Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level.  Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of return on common equity to operating return on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

$

2,488.2

$

2,471.5

$

2,399.6

$

2,732.3

$

2,897.7

loss carryforwards (a non-GAAP financial measure)

comprehensive income (loss) and net operating

Common shareholders' equity, excluding accumulated other

973.7

960.2

1,001.1

1,121.7

1,137.2

Less net operating loss carryforwards

3,461.9

3,431.7

3,400.7

3,854.0

4,034.9

income (loss) (a non-GAAP financial measure)

Common shareholder's equity, excluding accumulated other comprehensive

(1,046.9)

(1,840.5)

(1,770.7)

(1,137.7)

(639.2)

Less accumulated other comprehensive income (loss)

$

2,415.0

$

1,591.2

$

1,630.0

$

2,716.3

$

3,395.7

Common shareholders' equity

$

40.8

$

31.4

$

47.2

$

58.3

$

25.2

Net operating income (a non-GAAP financial measure)

-

-

45.0

-

298.0

Valuation allowance for deferred tax assets

-

-

367.5

157.4

198.3

Discontinued operations

13.2

6.9

88.0

84.2

17.4

Net realized investment (gains) losses, net of related amortization and taxes

$

27.6

$

24.5

$

(453.3)

$

(183.3)

$

(488.5)

Net income (loss) applicable to common stock

Q2 2009

Q1 2009

Q4 2008

Q3 2008

Q2 2008

Average common shareholders' equity

$3,675.2

$3,056.0

$2,173.2

$1,610.6

$2,003.1

Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)

$2,991.5

$2,815.0

$2,566.0

$2,435.6

$2,479.9

Return on equity ratios:

Return on common equity

-53.2%

-24.0%

-83.4%

6.1%

5.5%

Operating return on common equity, excluding accumulated

other comprehensive income (loss) and net operating loss

carryforwards (a non-GAAP financial measure)

3.4%

8.3%

7.4%

5.2%

6.6%

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the six months ended June 30, 2009, is as follows (dollars in millions):

(Continued on next page)

CIG

Bankers

Colonial Penn

Corporate

Total

Pretax operating earnings (a non-GAAP financial measure)

52.4

$

108.0

$

16.1

$

(64.6)

$

111.9

$

Allocation of interest expense, excess capital and corporate expenses

(35.3)

(26.4)

(2.4)

64.1

-

Income tax (expense) benefit

(6.2)

(29.4)

(4.9)

0.8

(39.7)

Segment operating income

10.9

$

52.2

$

8.8

$

0.3

$

72.2

Net realized investment losses, net of related amortization and taxes

(20.1)

Net income

52.1

$

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity at June 30, 2009, is as follows (dollars in millions):

(Continued from previous page)

(Continued on next page)

CIG

Bankers

Colonial Penn

Corporate

Total

December 31, 2008

Common shareholders' equity, excluding accumulated other

comprehensive income (loss) and net operating loss carryforwards

(a non-GAAP financial measure)

1,580.6

$

1,232.1

$

111.9

$

(525.0)

$

2,399.6

$

Net operating loss carryforwards

1,001.1

-

-

-

1,001.1

Accumulated other comprehensive income (loss)

(824.7)

(817.9)

(41.4)

(86.7)

(1,770.7)

Allocation of capital

526.9

410.7

37.3

(974.9)

-

Common shareholders' equity

2,283.9

$

824.9

$

107.8

$

(1,586.6)

$

1,630.0

$

June 30, 2009

Common shareholders' equity, excluding accumulated other

comprehensive income (loss) and net operating loss carryforwards

(a non-GAAP financial measure)

1,625.6

$

1,262.4

$

119.4

$

(519.2)

$

2,488.2

$

Net operating loss carryforwards

973.7

-

-

-

973.7

Accumulated other comprehensive income (loss)

(527.8)

(463.4)

(23.9)

(31.8)

(1,046.9)

Allocation of capital

541.9

420.8

39.8

(1,002.5)

-

Common shareholders' equity

2,613.4

$

1,219.8

$

135.3

$

(1,553.5)

$

2,415.0

$

Information Related to Certain Non-GAAP Financial Measures

(Continued from previous page)

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity at June 30, 2009, is as follows (dollars in millions):

CIG

Bankers

Colonial Penn

Corporate

Total

Average common shareholders' equity, excluding accumulated

other comprehensive income (loss) and net operating loss

carryforwards (a non-GAAP financial measure)

1,633.7

$

1,247.2

$

114.7

$

(537.9)

$

2,457.7

$

Average net operating loss carryforwards

973.8

Average accumulated other comprehensive income (loss)

(1,624.6)

Average common shareholders' equity

1,806.9

$

Return on equity ratios:

Return on equity

5.8%

Operating return on common equity, excluding accumulated

other comprehensive income (loss) and net operating

loss carryforwards (a non-GAAP financial measure)

1.3%

8.4%

15.3%

NM

5.9%

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive loss is as follows (dollars in millions):

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Corporate notes payable

1,167.9

$

1,168.0

$

1,311.5

$

1,310.5

$

1,259.3

$

Total shareholders' equity

3,395.7

2,716.3

1,630.0

1,591.2

2,415.0

Total capital

4,563.6

3,884.3

2,941.5

2,901.7

3,674.3

Less accumulated other comprehensive loss

639.2

1,137.7

1,770.7

1,840.5

1,046.9

Total capital, excluding accumulated other comprehensive

loss (a non-GAAP financial measure)

5,202.8

$

5,022.0

$

4,712.2

$

4,742.2

$

4,721.2

$

Corporate notes payable

1,167.9

$

1,168.0

$

1,311.5

$

1,310.5

$

1,259.3

$

Corporate notes payable to capital ratios:

Corporate debt to total capital

25.6%

30.1%

44.6%

45.2%

34.3%

Corporate debt to total capital, excluding

accumulated other comprehensive loss

(a non-GAAP financial measure)

22.4%

23.3%

27.8%

27.6%

26.7%